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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                         July 16, 1998   (July 16, 1998)
               -------------------------------------------------
                Date of Report (Date of earliest event reported)



                           UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                   1-10160                   62-0859007
------------------------        --------------           ---------------------
(State of incorporation)         (Commission              (IRS Employer
                                  File Number)             Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
               --------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (901) 580-6000
                                                          ----------------


                                 Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

SECOND QUARTER EARNINGS RELEASE

      On July 16, 1998, Union Planters Corporation announced operating results for the three and six months ended June 30, 1998. A copy of the Corporation's press release announcing the results is attached as Exhibit 99(a) and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

           C.   Exhibits

           99(a)    Union Planters Corporation Press Release dated
                    July 16, 1998, announcing operating results for the three and six months ended June 30, 1998



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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.










                                          Union Planters Corporation
                                   -----------------------------------------
                                                  Registrant



Date:    July 16, 1998                     /s/  M. Kirk Walters
     ----------------------        -----------------------------------------
                                                M. Kirk Walters
                                       Senior Vice President, Treasurer,
                                         and Chief Accounting Officer



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